Umbro International Limited
Umbro House
Lakeside
Cheadle
Cheshire
SK8 3QW
Company number: 198168

To:
Varsity Spirit Fashions & Supplies Inc.
2525 Horizon Lake Drive
Memphis TN 38133

                                                                          Dated:

Dear Sirs

AGREEMENT BETWEEN UMBRO INTERNATIONAL LIMITED ("UMBRO") AND VARSITY SPIRIT FASHIONS & SUPPLIES INC. ("VARSITY") PURSUANT TO A SETTLEMENT AGREEMENT DATED 26TH SEPTEMBER 2001 ("THE SETTLEMENT AGREEMENT")

We write further to our recent discussions concerning the valuation of the inventory as required pursuant to the clause 5.1 of the Settlement Agreement.

Umbro and Varsity acknowledge that Varsity have undertaken the Inspection of the Physical Inventory in accordance with the terms of the Settlement Agreement.

Varsity and Umbro hereby agree that the Accepted Physical Inventory Value is a gross amount equivalent to US $2,600,000. This shall be settled by a payment to be made by Umbro to Varsity of US $2,700,000 and the assignment and payment to Umbro of those debts listed in Schedule A equivalent to the sum of US$103,159.30.

The parties hereby agree to amend the obligations regarding payment of the Agreed Physical Inventory Value as set out in clause 5.4 of the Settlement Agreement so that Umbro shall pay to Varsity the sum of US $2,700,000 in three instalments as follows:

(a) US $1 million within 3 days of signature of this Agreement;

(b) US $850,000 within 30 days of the date of cleared funds being paid to Varsity pursuant to (a) above;

(c) US $850,000 within 30 days of the date of cleared funds being paid to Varsity pursuant to (b) above.

In accordance with clause 3.4 of the Settlement Agreement Umbro hereby accepts and assumes the assignment and transfer of the Transferred Product Purchase and Sales Orders.

Any defined terms used in this Agreement shall have the same meaning ascribed to them in the Settlement Agreement.

As confirmation of your acceptance of the terms of this letter, please signed and return the enclosed copy of this letter.

Signed

by


for and on behalf of
Umbro International Limited


Signed as a deed
by

/s/ David Groelinger
--------------------


for and on behalf of
Varsity Spirit Fashions & Supplies Inc.

                                   Schedule A

                                     Debts


                                                           $

Cincinnati Riverhawks USL                              2,542.09
North Jersey Imperials USL                             3,504.80
El Paso Patriots                                       2,371.20
Rochester Raging Rhino's                               1,778.23
Atlanta Silverbacks                                      401.08
Mass Pro Soccer                                        6,352.69
New York Freedoms                                            --
Westchester Flames                                     6,008.04
ANA Sports Management                                    868.05
Palm Beach Pumas FC                                    2,356.56
Connecticut Wolves                                     1,268.81
Boulder Novs                                             398.01
Oklahoma Outrage                                         850.08
Brooklyn Knights                                       1,650.04
Portland Timbers                                      48,976.63
Wilmington Hammerheads                                       --
Kraft Soccer LLC                                             --
West Michigan Edge                                     3,992.10
South Jersey Barons                                    7,842.77
Texas Soccer                                          11,998.12
Atlanta Beal                                                 --
                                                    -----------
Total                                                103,159.30
                                                    -----------